Exhibit 99.1
For immediate release
Beyond Meat® Targets Cash Flow Positive Operations Within the Second Half of 2023
Company Announces Secondary Reduction in Force While Reducing 2022 Revenue Outlook
Expected Operating Expense Savings of Approximately $39 Million Over the Next Twelve Months
Third Quarter Earnings Conference Call Scheduled for November 9, 2022

EL SEGUNDO, Calif. — October 14, 2022 (GLOBE NEWSWIRE)—Beyond Meat, Inc. (NASDAQ: BYND) (“Beyond Meat” or “the Company”) provided a business update today.

Beyond Meat Reduces Expenses to Drive Towards Cash Flow Positive Operations
Beyond Meat is making a strategic shift in pursuit of a more sustainable growth model that emphasizes the achievement of cash flow positive operations.

President and CEO Ethan Brown commented, “Beyond Meat is implementing measures to drive more sustainable growth, emphasizing the achievement of cash flow positive operations within the second half of 2023. While we believe the current headwinds facing our business and category—including record inflation—are transient, our mission, brand, and long-term opportunity endure. To manage through the current environment and realize the opportunity ahead, we are significantly reducing expenses and sharpening our focus on a set of key growth priorities.”

Brown added, “We continue to make strong progress against the levers of mainstream adoption—taste, health, and price–and are steadfastly advancing key strategic partnerships. The global climate crisis underway dictates greater, not less, urgency in the adoption of all solutions of which ours is among the most immediate and powerful. We believe our decision to reduce personnel and expenses throughout the Company, including our leadership group, reflects an appropriate right-sizing of our organization given current economic conditions. We remain confident in our ability to deliver on the long-term growth and impact expected from our global brand.”

Reduction in Force
The Company is reducing its current workforce by approximately 200 employees, representing approximately 19% of the Company's total global workforce.
The Company currently estimates that it will incur one-time cash charges of approximately $4 million in connection with the reduction in force, primarily consisting of notice period and severance payments, employee benefits, and related costs. The Company expects that the majority of these charges will be incurred in the fourth quarter of 2022, and that the reduction in force will be substantially complete by the end of 2022, subject to local law and consultation requirements, which may extend the process beyond the end of 2022 in certain countries. The charges the Company expects to incur are subject to assumptions, including local law requirements, and actual charges may differ from the estimate disclosed above.

Revision to 2022 Full Year Revenue Outlook
The Company is also reducing its full year revenue outlook. Based upon preliminary results, the Company now expects third quarter 2022 net revenues of approximately $82 million, a decrease of approximately 23% versus the prior-year period. Full year 2022 net revenues are expected to be in the range of approximately $400 million to $425 million, representing a decrease of approximately 14% to 9% compared to the full year 2021. This compares to the Company’s previous expectation of full year 2022 net revenues in the range of $470 million to $520 million.
While the Company continues to review the drivers behind recent performance, the Company believes it has been negatively impacted by ongoing softness in the plant-based meat category overall, especially in the refrigerated subsegment, and by the impact of increased competition. Inflation is believed to be an underlying factor exerting pressure on the category as consumers trade down into cheaper forms of protein, including animal meat. Additionally, the Company believes it was negatively impacted by decisions made by distributors and customers, such as changes in inventory levels and postponed or canceled promotions. Delayed and/or canceled product promotions, programs and introductions relative to the Company’s plans also negatively impacted management’s revenue outlook. The Company expects gross margin to be negatively impacted as a result of the reduced revenue outlook.

Preliminary results remain subject to the completion of normal quarter-end accounting procedures and adjustments and therefore are subject to change.

Third Quarter Financial Results and Earnings Conference Call on November 9, 2022
Full third quarter results will be discussed during the upcoming Beyond Meat earnings conference call, scheduled for Wednesday, November 9, 2022 after market close at 5:00 p.m. ET. Investors interested in participating in the live call can dial 412-902-4255 or listen to a simultaneous, live webcast available on the Investors section of the Company’s website at www.beyondmeat.com. The webcast will also be archived.

Estimated Operating Expense Savings
In aggregate, over the next twelve months, the reduction in force, combined with the elimination of certain open positions and changes to the executive leadership team, including as described in our Form 8-K filed with the Securities and Exchange Commission (“SEC”) today, is expected to result in approximately $27 million in cash operating expense savings, and an additional approximately $12 million in non-cash savings related to previously granted, unvested stock-based compensation which would have vested over the next twelve months. In addition, as a result of these actions, the Company expects to recognize approximately $3 million of one-time non-cash savings related to the reversal of previously expensed, unvested stock-based compensation in the third and fourth quarters of 2022.

About Beyond Meat
Beyond Meat, Inc. (NASDAQ: BYND) is a leading plant-based meat company offering a portfolio of revolutionary plant-based meats made from simple ingredients without GMOs, no added hormones or antibiotics, and 0 mg of cholesterol per serving. Founded in 2009, Beyond Meat products are designed to have the same taste and texture as animal-based meat while being better for people and the planet. Beyond Meat’s brand commitment, Eat What You Love®, represents a strong belief that there is a better way to feed our future and that the positive choices we all make, no matter how small, can have a great impact on our personal health and the health of our planet. By shifting from animal-based meat to plant-based protein, we can positively impact four growing global issues: human health, climate change, constraints on natural resources and animal welfare. As of July 2022, Beyond Meat branded products were available at approximately 183,000 retail and foodservice outlets in over 90 countries worldwide. Visit www.BeyondMeat.com and follow @BeyondMeat, #BeyondBurger and #GoBeyond on Facebook, Instagram, Twitter and TikTok.

Forward-Looking Statements
Certain statements in this release constitute “forward-looking statements" within the meaning of the federal securities laws, including statements related to the Company’s expectations with respect to its third quarter and full year 2022 revenue outlook, cost-reduction initiatives, expected charges and savings related to its workforce reduction and executive leadership changes, and the timing and success of achieving its cash flow positive targets. The charges associated with the reduction in force and executive leadership changes may be greater than anticipated, completion of the reduction in force may take longer than anticipated, the Company may be unable to realize the contemplated benefits in connection with the workforce reduction, executive leadership changes and other potential cost-reduction initiatives, and the workforce reduction, executive leadership changes and cost-reduction initiatives may have an adverse impact on the Company’s performance. Additionally, the Company’s ability to meet its cash flow positive targets is subject to a number of assumptions and uncertainties, including, without limitation, the Company’s ability to reduce costs and achieve positive gross margins; the Company’s ability to meet certain revenue and operating expense targets, which may be subject to factors beyond the Company’s control; and the Company’s ability to monetize inventory and manage working capital.

Forward-looking statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, including ongoing uncertainty related to the COVID-19 pandemic, including the ultimate duration, magnitude and effects of the pandemic and, in particular, the impact to the foodservice channel, operations and supply chains, growth trends, our international expansion plans, market share, new and existing customers and expense trends, among other matters, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “outlook,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which or whether, such performance or results will be achieved. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors and, in particular, the COVID-19 pandemic, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, but not limited to, the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks (such as COVID-19), including on our business, financial condition, cash flows and results of operations, including on our supply chain, the demand for our products, our product and channel mix, labor needs at the Company as well as in the supply chain and at customers, the timing and level of retail purchasing, the timing and level of foodservice purchasing, our manufacturing and co-manufacturing facilities and operations, our inventory levels, our ability to expand and produce in new geographic markets or the timing of such expansion efforts, the pace and success of new product introductions, the timing of new foodservice launches, and on overall economic conditions and consumer confidence and spending levels; the impact of uncertainty in our domestic and international supply chain, including labor shortages and disruption and shipping delays and disruption; a resurgence of COVID-19 and the impact of variants of the virus that causes COVID-19 which could slow, halt or reverse the reopening process, or result in the reinstatement of social distancing measures, business closures, restrictions on operations, quarantines, lockdowns and travel bans; the impact of uncertainty as a result of doing business in China and Europe; government or employer mandates requiring certain behaviors from employees due to COVID-19, including COVID-19 vaccine mandates, which could result in employee attrition at the Company, suppliers and customers as well as difficulty securing future labor and supply needs; the impact of adverse and uncertain economic and political conditions in the U.S. and international markets; the volatility of capital markets and other macroeconomic factors, including due to geopolitical tensions or the outbreak of hostilities or war; our ability to effectively manage our growth in the U.S. and abroad; our ability to streamline operations and improve cost efficiencies, which could result in the contraction of our business and the implementation of significant cost cutting measures; our ability to identify and execute cost-down initiatives intended to achieve price parity with animal protein; the success of operations conducted by joint ventures, such as the Planet Partnership, LLC with PepsiCo, Inc., where we share ownership and management of a company with one or more parties who may not have the same goals, strategies or priorities as we do and where we do not receive all of the financial benefit; the effects of increased competition from our market competitors and new market entrants; changes in the retail landscape, including the timing and level of trade and promotion discounts, our ability to grow market share and increase household penetration, repeat purchases, buying rates (amount spent per buyer) and purchase frequency, and our ability to maintain and increase sales velocity of our products; changes in the foodservice landscape, including the timing and level of marketing and other financial incentives to assist in the promotion of our products, our ability to grow market share and attract and retain new foodservice customers or retain existing foodservice customers, and our ability to introduce and sustain offering of our products on menus; the timing and success of distribution expansion and new product introductions in increasing revenues and market share; the timing and success of strategic partnership launches and limited time offerings resulting in permanent menu items; our estimates of the size of market opportunities and ability to accurately forecast market growth; our ability to effectively expand or optimize our manufacturing and production capacity, including effectively managing capacity for specific products with shifts in demand; risks associated with underutilization of capacity which could give rise to termination fees to exit certain supply chain arrangements and/or the write-off of certain equipment; our ability to sell our inventory in a timely manner requiring us to sell our products through liquidation channels at lower prices, write-down or write off obsolete inventory, or increase inventory reserves; our ability to accurately forecast our future results of operations, including fluctuations in demand for our products and any increased competition; our ability to accurately forecast demand for our products and manage our inventory, including the impact of customer orders ahead of holidays and shelf reset activities, and supply chain and labor disruptions; our operational effectiveness and ability to fulfill orders in full and on time; variations in product selling prices and costs, and the mix of products sold; our ability to successfully enter new geographic markets, manage our international expansion and comply with any applicable laws and regulations, including risks associated with doing business in foreign countries, substantial investments in our manufacturing operations in China and the Netherlands, and our ability to comply with the U.S. Foreign Corrupt Practices Act or other anti-corruption laws; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as COVID-19; the success of our marketing initiatives and the ability to grow brand awareness, maintain, protect and enhance our brand, attract and retain new customers and grow our market share; our ability to attract, maintain and effectively expand our relationships with key strategic foodservice partners; our ability to attract and retain our suppliers, distributors, co-manufacturers and customers; our ability to procure sufficient high-quality raw materials at competitive prices to manufacture our products, especially those impacted by the conflict in the Ukraine or problems in the global supply chain exacerbated by COVID-19 lockdowns in China; the availability of pea and other protein that meets our standards; our ability to diversify the protein sources used for our products; our ability to differentiate and continuously create innovative products, respond to competitive innovation and achieve speed-to-market; our ability to successfully execute our strategic initiatives; the volatility associated with ingredient, packaging, transportation and other input costs; the impact of inflation and rising interest rates across the economy, including higher food, grocery, raw materials, transportation, energy, labor and fuel costs; reduced consumer confidence and consumer spending, including spending to purchase our products, and negative trends in consumer purchasing patterns due to consumers’ disposable income, credit availability, debt levels and inflation; real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to accurately predict consumer taste preferences, trends and demand and successfully innovate, introduce and commercialize new products and improve existing products, including in new geographic markets; significant disruption in, or breach in security of our information technology systems and resultant interruptions in service and any related impact on our reputation, including related to data privacy; the ability of our transportation providers to ship and deliver our products in a timely and cost effective manner; management and key personnel changes, the attraction and retention of qualified employees and key personnel, and our ability to maintain our company culture; the effects of organizational changes including a reduction-in-force and realignment of reporting structures; risks related to use of a professional employer organization to administer human resources, payroll and employee benefits functions for certain of our international employees or use of certain third party service providers for the performance of several business operations including payroll and human capital management services; the effects of natural or man-made catastrophic or severe weather events particularly involving our or any of our co-manufacturers’ manufacturing facilities or our suppliers’ facilities; the impact of marketing campaigns aimed at generating negative publicity regarding our products, brand and the plant-based industry category; the effectiveness of our internal controls; accounting estimates based on judgment and assumptions that may differ from actual results; the requirements of being a public company and effects of increased administration costs related to compliance and reporting obligations; our significant indebtedness and ability to pay such indebtedness; risks related to our debt, including limitations on our cash flow from operations and our ability to satisfy our obligations under the convertible senior notes; our ability to raise the funds necessary to repurchase the convertible senior notes for cash, under certain circumstances, or to pay any cash amounts due upon conversion; provisions in the indenture governing the convertible senior notes delaying or preventing an otherwise beneficial takeover of us; any adverse impact on our reported financial condition and results from the accounting methods for the convertible senior notes; estimates of our expenses, future revenues, capital expenditures, capital requirements and our needs for additional financing; our ability to meet our obligations under our campus innovation and headquarters lease, the timing of occupancy and completion of the build-out of our space, cost overruns, delays and the impact of COVID-19 on our space demands; our ability to meet our obligations under leases for our corporate offices, manufacturing facilities and warehouses; changes in laws and government regulation affecting our business, including the U.S. Food and Drug Administration and the U.S. Federal Trade Commission governmental regulation, and state, local and foreign regulation; new or pending legislation, or changes in laws, regulations or policies of governmental agencies or regulators, both in the U.S. and abroad, affecting plant-based meat, the labeling or naming of our products, or our brand name or logo; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; risks inherent in investment in real estate; the financial condition of, and our relationships with our suppliers, co-manufacturers, distributors, retailers and foodservice customers, and their future decisions regarding their relationships with us; our ability and the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws and regulations; seasonality, including increased levels of purchasing by customers ahead of holidays, customer shelf reset activity and the timing of product restocking by our retail customers; the sufficiency of our cash and cash equivalents to meet our liquidity needs and service our indebtedness and our ability to access capital markets upon favorable terms, including due to rising interest rates; economic conditions and the impact on consumer spending; the impact of increased scrutiny from stakeholders, institutional investors and governmental bodies on environmental, social and governance (“ESG”) practices, including expanding mandatory and voluntary reporting, diligence and disclosure on ESG matters; the outcomes of legal or administrative proceedings, or new legal or administrative proceedings filed against us; our, our suppliers’ and our co-manufacturers’ ability to protect our proprietary technology, intellectual property and trade secrets adequately; the impact of tariffs and trade wars; the impact of changes in tax laws; foreign exchange rate fluctuations; and the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for

the year ended December 31, 2021 filed with the SEC on March 2, 2022, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2022 filed with the SEC on August 11, 2022, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 1, 2022 to be filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Such forward-looking statements are made only as of the date of this release. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events, changes in assumptions or otherwise, except to the extent required by applicable laws. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Contacts
Media:
Shira Zackai
shira.zackai@beyondmeat.com
Investors:
Fitzhugh Taylor and Raphael Gross
beyondmeat@icrinc.com